Exhibit 10.40

Base Salaries for Named Executive Officers

The 2007 base salaries for Dominion’s named executive officers are as follows: Thomas F. Farrell, II, President and Chief Executive Officer—$1,100,000; Thomas N. Chewning, Executive Vice President and Chief Financial Officer—$642,000; Duane C. Radtke, Executive Vice President (President and CEO-Dominion Exploration & Production segment)—$615,300; Mark F. McGettrick, Executive Vice President (President and Chief Executive Officer – Generation segment)—$567,000; and Jay L. Johnson, Executive Vice President (President and Chief Operating Officer – Delivery segment)—$467,100.